Fees Summary	Oct. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 299,298,000.00
Previously Paid Amount	0.00
Total Fee Amount	41,333.05
Total Offset Amount	0.00
Net Fee	$ 41,333.05
Final Prospectus	false